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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 18, 1997



                          NATIONAL STEEL CORPORATION

            (Exact name of registrant as specified in its charter)


                                   Delaware
                  (State or other jurisdiction incorporation)


             1-983                                 25-0687210
    (Commission File Number)            (IRS Employer Identification No.)


  4100 Edison Lakes Parkway, Mishawaka, IN               46545-3440
  (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:       219-273-7000
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ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on April 18, 1997 announcing that it has reached an agreement in principle to sell its coke oven battery at its Great Lakes Division and other related assets, including coal inventories to a subsidiary of DTE Energy Company. A copy of this press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.1  Press release dated April 18, 1997.






                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL STEEL CORPORATION

Date: April 28, 1997                    By: /s/ Carl M. Apel
                                           ----------------------------
                                            Carl M. Apel
                                            Vice President-Finance